Form N-SAR

Sub-Item 77Q1(a)
Material Amendments to Registrant's Charter
2-34393, 811-1879

Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 130 to Janus Investment Fund's registration statement on Form N-1A, filed on February 16, 2010, accession number 0000950123-10-012557 (File No. 2-34393).